EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ John F. Koetje
John F. Koetje

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Thomas J. Wesholski
Thomas J. Wesholski

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Ronald L. Haan
Ronald L. Haan

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Douglas B. Padnos
Douglas B. Padnos

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Richard L. Postma
Richard L. Postma

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Mark J. Bugge
Mark J. Bugge

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Robert E. DenHerder
Robert E. DenHerder

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Arend D. Lubbers
Arend D. Lubbers

LIMITED POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, of Macatawa Bank Corporation (the "Corporation"), does hereby appoint RONALD L. HAAN and JON W. SWETS and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director or officer, or both, as the case may be, of the Corporation, a Form S-3 Registration Statement of the Corporation of relating to its issuance of up to 1,500,000 shares of the Corporation's common stock, no par value, which are issuable upon the exercise of 1,500,000 warrants previously issued by the Corporation, and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: February 18, 2010	/s/ Jon W. Swets
Jon W. Swets